As filed with the Securities and Exchange Commission on March 25, 2005

Securities Act Registration No. 333-120400

Investment Company Act File No. 811-21672

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 3

S&P 500® Covered Call Fund Inc.

(Exact name of Registrant as Specified in Charter)

4 World Financial Center, 5th Floor, New York, NY 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-8118

Andrew J. Donohue, Esq.

IQ Investment Advisors LLC

4 World Financial Center, 5th Floor, New York, NY 10080

(Name and address of Agent for Service)

COPY TO:

Margery K. Neale, Esq.	Leonard B. Mackey, Jr., Esq.
Shearman & Sterling LLP	Clifford Chance US LLP
599 Lexington Avenue	31 West 52nd Street
New York, NY 10022-6069	New York, NY 10019-6118

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐    when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock ($.001 par value per share)	18,900,000 Shares	$20.00	$378,000,000	$44,670.60

(1)	Includes the underwriters’ over-allotment.
(2)	Estimated solely for the purpose of calculating the registration fee.
(3)	$2,534 was previously paid with initial filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the Prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information contained in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and

E xchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March 25, 2005

PROSPECTUS

Shares
S&P 500® Covered Call Fund Inc.
Common Stock
$20.00 per Share

S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s investment objective is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500 BuyWrite IndexSM (the “BXM Index”). The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index” or the “Index”), weighted in the same proportions as the S&P 500® Index, and writing (selling) call options on the S&P 500® Index. The Fund will pursue its investment objective principally by investing in all of the common stocks included in the S&P 500® Index weighted in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index, and writing (selling) call options on the S&P 500® Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

This Prospectus relates to the offering of securities of the Fund, for which the Fund has obtained authorization to list its common shares, subject to notice of issuance, on the New York Stock Exchange (“NYSE”) under the ticker symbol “BEP.”

Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund involves certain risks. The Fund, by writing call options on the S&P 500® Index, will forego the opportunity to benefit from potential increases in the value of the Index, but will continue to bear the risk of declines in the value of the investments purchased to track the performance of the Index. The Fund’s investment strategy involves the use of written call options and other derivatives that involve risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these instruments.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations” on page 14 of this Prospectus.

	Per Share	Total (3)
Public offering price	$20.00	$
Sales load (1)	$.90	$
Proceeds, before expenses, to the Fund (2)	$19.10	$

(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page 43 of this Prospectus.
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $ .
(3)	The underwriters have an option to purchase up to an additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $ , $ , $ , and $ , respectively. See “Underwriting” on page 43 of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This Prospectus provides information that you should know about the Fund before investing. Please read this Prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this Prospectus.

The shares will be ready for delivery on or about                     , 2005.

Merrill Lynch & Co.

Robert W. Baird & Co.		Crowell, Weedon & Co.

Ferris, Baker Watts Incorporated		KeyBanc Capital Markets
RBC Capital Markets	SunTrust Robinson Humphrey	Wells Fargo Securities

The date of this Prospectus is                     , 2005.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. “BXM” is a trademark of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by IQ Investment Advisors LLC and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® or the CBOE, and neither Standard & Poor’s® nor the CBOE makes any representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Room of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this Prospectus relating to S&P 500® Covered Call Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about March 31, 2010. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company.

The Offering

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this Prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500 BuyWrite IndexSM (the “BXM Index”). The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index” or the “Index”), weighted in the same proportions as the S&P 500® Index (the “Stocks”), and writing (selling) call options on the S&P 500® Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

The Fund will pursue its investment objective principally through a two-part strategy. First, the Fund will invest the proceeds from this offering in all of the common stocks included in the S&P 500® Index weighted in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. Second, each calendar month during the term of the Fund, the Fund will write (sell) one-month call options on the S&P 500® Index (“Written Options”). The Written

Options will have an aggregate “notional amount” approximately equal to the net asset value of the Fund’s stock portfolio. The Written Options that the Fund writes in any month will have a strike price equal to the then prevailing level of the S&P 500® Index or the next highest available strike price and will expire in the next calendar month.

By writing a call option on the S&P 500® Index, the Fund receives cash premiums from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the S&P 500® Index over the strike price on the expiration date of the Written Option.

While the Fund will receive premiums from the Written Options, by writing a covered call option, the Fund gives up any potential increase in value of the S&P 500® Index above the strike price specified in the Written Option through the expiration date of the option.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or other investments, such as S&P 500® Index futures contracts or swaps, that have economic characteristics similar to the securities that comprise that Index). In addition, under normal circumstances at least 80% of the Fund’s net assets (including the proceeds of any borrowings) will be subject to Written Options. These 80% policies are not fundamental policies and therefore may be changed without your approval. However, we will not change or modify these policies unless we provide you with at least 60 days’ prior notice.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages 12 and 21 of this Prospectus, respectively, for more information about the Fund’s investment strategy.

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Equity Securities.    A principal part of the Fund’s investment strategy involves investing in the common stocks included in the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. The value of these investments will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the S&P 500® Index is declining, the value of the Fund’s shares may be expected to decrease.

Writing Call Options.    A principal part of the Fund’s investment strategy involves writing (selling) call options on the S&P 500® Index. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing call options on the S&P 500® Index each month, will give up the opportunity to benefit from potential increases in the value of the common stocks included in the S&P 500® Index (and that are held in the Fund’s portfolio) above the strike prices of the Written Options, but will continue to bear the risk of declines in the value of its common stock portfolio. The premium received from the Written Options may not be sufficient to offset any losses sustained from the volatility of the S&P 500® Index stocks over time.

The Fund will write (sell) options that are traded on national securities exchanges, such as the CBOE. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective.

The Fund may vary slightly the times during each calendar month when it writes call options on the securities of the S&P 500® Index when the Fund’s subadviser believes it is in the best interest of the Fund to do so. Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

If the Fund is required to sell investments from its portfolio to make cash settlement on any Written Options that are exercised, such sales may occur at inopportune times, and the Fund will incur transaction costs that increase its expenses.

Strategy Risk.    As the Fund’s investment objective is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the BXM Index, the Fund will not adopt a temporary defensive position to hedge against adverse market conditions. The Fund’s investment adviser and subadviser anticipate that the Fund’s portfolio of investments will replicate the S&P 500® Index and therefore will remain the same until the S&P 500® Index is rebalanced or otherwise changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund will adjust its portfolio holdings only in response to changes in the S&P 500® Index, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the S&P 500® Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance.

Because the Fund’s investment strategy forgoes a majority, if not all, of the participation in any appreciation of the portfolio securities representing the underlying asset, in this case, the S&P 500® Index, an investment in the Fund is not the same as an investment linked to the performance of the S&P 500® Index or the stocks underlying the S&P 500® Index. Each Written Option eliminates the Fund’s participation in the appreciation of the S&P 500® Index above the strike price of that call option. Consequently, the Fund will not participate in the appreciation of the S&P 500® Index as would an investment linked directly to the S&P 500® Index or a direct investment in the stocks underlying the S&P 500® Index. In general, if the value of the S&P 500® Index increases above the strike price of a Written Option by an amount that exceeds the premium received by the Fund from the sale of the option, the value of a stockholder’s investment in the Fund will be less than the value of a direct investment of the same amount in the S&P 500® Index. While a Written Option will operate to eliminate the Fund’s participation in any increase in the value of the S&P 500® Index above the strike price of that call option, the Fund’s exposure to any decline in the value of the S&P 500® Index will not be limited.

At certain times, the Fund may be unable to purchase or hold all of the common stocks that comprise the S&P 500® Index or hold the common stocks in the same proportions as the S&P 500® Index, such as when the S&P 500® Index is rebalanced, or when the Fund needs to sell securities in order to pay its fees and expenses, to make distributions to its stockholders, or for other fund management purposes. In such instances, the Fund may (but is not required to) use derivatives, such as S&P 500® Index futures contracts or swaps, in strategies intended to simulate full investment in the S&P 500® Index stocks. If these alternative strategies are used, the Fund may not receive the dividends (if any) from the companies in the S&P 500® Index.

Index Tracking Errors.    A principal part of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or, with respect to its common stock holdings, be able to track the performance of the S&P 500® Index.

The other principal part of the Fund’s investment strategy involves writing (selling) one-month call options on the S&P 500® Index in a manner that seeks to track the performance of the BXM Index. The Fund may be unable to write (sell) these call options at the times or prices at which options on the S&P 500® Index are assumed to have been written (sold) pursuant to the covered call strategy on which the BXM Index is based.

In addition, the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the BXM

Index, such as, among others, the costs of managing the Fund and the costs associated with its portfolio transactions. As a result of these costs and the possibility that the Fund will be unable to purchase common stock in the S&P 500® Index or write (sell) call options on the S&P 500® Index in the manner described herein, the Fund’s performance is expected to be lower than the actual performance of the BXM Index.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of derivatives, such as, among others, the sale of call options. The Fund also may enter into swap agreements, and futures and forward contracts. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Temporary Defensive Positions.    The Fund will seek to invest in accordance with its investment objective at all times and will not adopt a temporary defensive position to hedge against adverse market conditions.

Semi-Annual Distribution Policy.    The Fund intends to pay a semi-annual distribution of at least approximately 5% of the initial public offering price of the Fund’s shares (for a total of at least 10% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or after March 31, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 10% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages 32 and 33, respectively, of this Prospectus.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History. The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page 14 of this Prospectus.

Listing of Shares

The Fund has obtained authorization to list its common shares, subject to notice of issuance, on the NYSE under the ticker symbol “BEP” and will be required to meet the NYSE’s continued listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of .90% of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). In addition, the Adviser will compensate the Subadviser. The Adviser is recently formed and has a limited operating history.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with PEA Capital LLC (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited liability company organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of .40% of the Fund’s average daily net assets plus any borrowings.

Distributions

The Fund intends to pay a semi-annual distribution of at least approximately 5% of the initial public offering price of the Fund’s shares (for a total of at least 10% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or after March 31, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 10% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund does not expect to rely on the use of leverage in generating proceeds for its semi-annual distributions. The Fund may also pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages 32 and 33, respectively, of this Prospectus.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions

(e.g., to monthly or quarterly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Tax Aspects

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually. As described under “Distributions” above, the Fund intends to pay a semi-annual distribution of at least approximately 5% of the initial public offering price of the Fund’s shares (for a total of at least 10% of the initial public offering price for any given full calendar year), subject to the discretion of the Fund’s Board of Directors out of assets legally available for these distributions. In addition, the Fund will make an additional distribution at the end of the year, if necessary, to satisfy its distribution requirements for U.S. federal income tax purposes.

Although it is not entirely clear, it is expected that the Fund’s ownership of the Stocks and the Fund’s sale of the Written Options will constitute a “straddle” for U.S. federal income tax purposes. The Fund intends to elect to identify its ownership of the Stocks and its sale of the Written Options as positions in an “identified mixed straddle” under Section 1092(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), and, thereby, net the capital gain or loss attributable to the offsetting positions. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the Written Options, and all short-term capital gain or loss if attributable to the Stocks. Distributions that are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, generally will be taxable to the stockholders as ordinary income distributions. Distributions made from an excess of net long-term capital gains over net short-term capital losses will be taxable to the stockholders as capital gains dividends.

Because of the Fund’s sale of the Written Options, it is expected that the Fund will not satisfy the holding period requirements for qualified dividend treatment regardless of the period of its actual ownership of the Stocks. Accordingly, distributions in respect of dividends, if any, received by the Fund with respect to the Stocks generally will be taxable to the stockholders as ordinary income distributions and will not constitute qualified dividend income.

Please refer to “U.S. Federal Income Tax Considerations” on page 33 of this Prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisors on any potential state or local income tax effects of an investment in the Fund.

Anti-takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” on page 45 of this Prospectus.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan” on page 36 of this Prospectus.

Conflicts of Interest

The investment activities of the Adviser, the Subadviser, MLPFS and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund. See “Conflicts of Interest” on page 37 of this Prospectus.

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	.20%
Dividend Reinvestment Plan Fees	None(2)

Annual Fund Expenses (as a percentage of net assets attributable to common shares):

Management Fee(3)	.90%
Other Expenses(4)	.13%

Total Annual Expenses	1.03%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $.04 per share of common stock (.20% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the $.00667 per share partial reimbursement of expenses to the underwriters is included. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your shares held in a dividend reinvestment account.
(3)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements” on page 26 of this Prospectus.
(4)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment, assuming total annual expenses of 1.03%) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years*
$57	$78	$101	$167

*	The Fund has an expected termination date of March 31, 2010, and accordingly, it is not expected to be in existence for ten years.

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 14,800,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation that was organized under the laws of the State of Maryland on October 28, 2004, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about March 31, 2010. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion. The Fund expects to commence its investment operations on or after March 31, 2005. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

THE OFFERING

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this Prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $             (or approximately $             assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $             and the deduction of the sales load. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take less than one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500 BuyWrite IndexSM (the “BXM Index”). The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index (the “Stocks”), and writing (selling) call options on the S&P 500® Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund will pursue its investment objective principally through a two-part strategy. First, the Fund will invest the proceeds from this offering in all of the common stocks included in the S&P 500® Index weighted in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. Second, each calendar month during the term of the Fund, the Fund will write (sell) Written Options. The Written Options will have an aggregate “notional amount” approximately equal to the net asset value of the Fund’s stock portfolio. The Written Options written in any month will have a strike price equal to the then prevailing level of the S&P 500® Index or the next highest available strike price and will expire in the next calendar month.

By writing a call option on the S&P 500® Index, the Fund receives gains in the form of cash premiums from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the S&P 500® Index over the strike price on the expiration date of the Written Option.

While the Fund will receive premiums from the Written Options, by writing a covered call option, the Fund gives up any potential increase in value of the S&P 500® Index above the strike price specified in the Written Option through the expiration date of the option.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or other investments, such as S&P 500® Index futures contracts or swaps, that have economic characteristics similar to the securities that comprise that Index). In addition, under normal circumstances at least 80% of the Fund’s net assets (including the proceeds of any borrowings) will be subject to Written Options. These 80% policies are not fundamental policies and therefore may be changed without your approval. However, we will not change or modify these policies unless we provide you with at least 60 days’ prior notice.

The Fund expects to pay its fees and expenses from the premiums that it earns on entering into the Written Options as well as from dividend income.

About the BXM Index and the S&P 500® Index

The BXM Index was developed by the CBOE in cooperation with Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). As noted earlier, the BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index, and writing (selling) call options on the S&P 500® Index. The BXM Index assumes that these call options are written on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded, and the strike price specified in each option will be equal to the then prevailing level of the S&P 500® Index or the next highest available strike price, based on the current terms for comparable exchange-traded options. If exchange-traded call options are then available with a strike price equal to the prevailing level of the S&P 500® Index, the call options will be written at the prevailing level of the S&P 500® Index; if exchange-traded call options are then not available with a strike price equal to the prevailing level of the S&P 500® Index, the call options will be written at the next strike price that exceeds the prevailing level of the S&P 500® Index. The strategy assumes that the call options are held until their expiration and, to the extent the prevailing price of the S&P 500® Index exceeds the strike price, cash settled, at which time a new one-month call option is written. The S&P 500® Index is usually considered the benchmark for U.S. equity security performance. It consists of 500 of the most widely held U.S.-based common stocks from a diverse range of industries that have been selected by S&P® for their market size, liquidity and sector representation. These stocks represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500® Index is weighted by its total market value relative to the total market value of all securities in the S&P 500® Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. “BXM” is a trademark of the CBOE. These marks have been licensed for use by IQ Investment Advisors LLC and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® or the CBOE, and neither Standard & Poor’s® nor the CBOE makes any representation regarding the advisability of investing in the Fund. Neither S&P® nor the CBOE makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. S&P® makes no representation or warranty about the ability of the S&P 500® Index to track general stock market performance. S&P’s® and the CBOE’s only relationship to the Fund is the licensing of certain trademarks and trade names. The S&P 500® Index and the BXM Index are determined, composed and calculated by S&P® and the CBOE, respectively, without regard to the Fund. S&P® and the CBOE have no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index and the BXM Index, respectively. Neither S&P® nor the CBOE is responsible for, and neither S&P® nor the CBOE, has participated in the determination of the prices, amount or the timing of the issuance or sale of shares of the Fund. Neither S&P® nor the CBOE has any obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P®, with respect to the S&P 500® Index, and the CBOE, with respect to the BXM Index, do not guarantee the accuracy and/or the completeness of the S&P 500® Index or the BXM Index or any data included therein and S&P® and the CBOE shall have no liability for any errors, omissions or interruptions therein. S&P® and the CBOE make no warranty, express or implied, as to the results to be obtained by a licensee, owners of the Fund, or any other person or entity from the use of the S&P 500® Index and the BXM Index, respectively, or any data included therein. S&P® and the CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index and the BXM Index, respectively, or any data included therein. Without limiting any of the foregoing, in no event shall S&P® or the CBOE have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

About the Written Options

The call options that the Fund will write (sell) on the S&P 500® Index will be traded on a national securities exchange. They will provide a specific date on which the holder may exercise its rights under the options, and are commonly referred to as “European-style” options. By writing call options on the S&P 500® Index, the Fund receives gains in the form of cash premiums from the purchasers of these options in exchange for providing the purchasers with the right to potentially receive a cash settlement from the Fund equal to any appreciation in the cash value of the S&P 500® Index over the strike price on the expiration date of the Written Option. The Fund is not expected to make a cash payment if the prevailing market value of the S&P 500® Index on an expiration date does not exceed the strike price of the option that the Fund has written.

Temporary Defensive Positions

As the Fund’s investment objective is to seek total returns through a covered call strategy that approximates the performance, less fees and expenses, of the BXM Index, the Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would act as temporary defensive positions. See “Risk Factors and Special Considerations — Strategy Risk” on page 15 of this Prospectus.

Short-Term Investments

The Fund may use any of its assets, including short-term investments (“Short-Term Investments”), for fund management purposes, including paying fees and expenses of the Fund. Short-Term Investments are short-

term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes Short-Term Investments, the Fund may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the S&P 500® Index is declining, the value of the Fund’s shares is expected to decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, and by market, economic and other conditions. As with any security, complete loss of investment is possible.

Equity Securities Risk.    A principal part of the Fund’s investment strategy involves investing in the common stocks included in the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. The value of common stocks will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the S&P 500® Index is declining, the value of the Fund’s shares may be expected to decrease. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Writing Call Options.    A principal part of the Fund’s investment strategy involves writing (selling) call options on the S&P 500® Index. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing call options on the S&P 500® Index each month, will give up the opportunity to benefit from potential increases in the value of the common stocks included in the S&P 500® Index (and that are held in the Fund’s portfolio) above the strike prices of the Written Options, but will continue to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the Written Options may not be sufficient to offset any losses sustained from the volatility of the S&P 500® Index stocks over time.

The Fund will write (sell) options that are traded on national securities exchanges, such as the CBOE. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective.

The Fund may vary slightly the times during each calendar month when it writes call options on the securities of the S&P 500® Index when the Subadviser believes it is in the best interest of the Fund to do so. Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

If the Fund is required to sell investments to make cash settlement on any Written Options that are exercised, the Fund will incur transaction costs that will increase the Fund’s expenses.

Strategy Risk.    As the Fund’s investment objective is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the BXM Index, the Fund will not adopt a temporary defensive position to hedge against adverse market conditions. The Fund’s Adviser and Subadviser anticipate that the Fund’s portfolio of investments will replicate the S&P 500® Index and therefore will remain the same until the S&P 500® Index is rebalanced or otherwise changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund will adjust its portfolio holdings only in response to changes in the S&P 500® Index, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the S&P 500® Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance.

Because the Fund’s investment strategy forgoes a majority, if not all, of the participation in any appreciation of the portfolio securities representing the underlying asset, in this case, the S&P 500® Index, an investment in the Fund is not the same as an investment linked to the performance of the S&P 500® Index or the stocks underlying the S&P 500® Index. Each Written Option included in the BXM Index eliminates the Fund’s participation in the appreciation of the S&P 500® Index above the strike price of that call option. Consequently, the Fund will not participate in the appreciation of the S&P 500® Index as would an investment linked directly to the S&P 500® Index or a direct investment in the stocks underlying the S&P 500® Index. In general, if the value of the S&P 500® Index increases above the strike price of a Written Option by an amount that exceeds the premium received by the Fund from the sale of the option, the value of a stockholder’s investment in the Fund will be less than the value of a direct investment of the same amount in the S&P 500® Index. While a Written Option will operate to eliminate the Fund’s participation in any increase in the value of the S&P 500® Index above the strike price of that call option, the Fund’s exposure to any decline in the value of the S&P 500® Index will not be limited.

At certain times, the Fund may be unable to purchase or hold all of the common stocks that comprise the S&P 500® Index or hold the common stock in the same proportions as the S&P 500® Index, such as when the S&P 500® Index is rebalanced, or when the Fund needs to sell securities in order to pay its fees and expenses, to make distributions to its stockholders, or for other fund management purposes. In such instances, the Fund may (but is not required to) use derivatives, such as S&P 500® Index futures contracts or swaps, in strategies intended to simulate full investment in the S&P 500® Index stocks. If these alternative strategies are used, the Fund may not receive the dividends (if any) from the companies in the S&P 500® Index.

Index Tracking Errors.    A principal part of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or, with respect to its common stock holdings, be able to track the performance of the S&P 500® Index.

The other principal part of the Fund’s investment strategy involves writing (selling) one-month call options on the S&P 500® Index in a manner that seeks to track the performance of the BXM Index. The Fund may be unable to write (sell) these call options at the times or prices at which options on the S&P 500® Index are assumed to have been written (sold) pursuant to the covered call strategy on which the BXM Index is based.

In addition, the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the BXM Index, such as, among others, the costs of managing the Fund and the costs associated with its portfolio transactions. As a result of these costs and the possibility that the Fund will be unable to purchase common stocks in the S&P 500® Index or write (sell) call options on the S&P 500® Index in the manner described herein, the Fund’s performance is expected to be lower than the actual performance of the BXM Index.

General Risks Related to Derivatives.    In addition to owning the common stocks that comprise the S&P 500® Index, the Fund may seek to gain exposure to the S&P 500® Index through the use of derivatives, such as, among others, options, forwards, futures, options on futures and swap agreements. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, including, but not limited to, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

Temporary Defensive Positions.    The Fund will seek to invest in accordance with its investment objective at all times and will not adopt a temporary defensive position to hedge against adverse market conditions.

Semi-Annual Distribution Policy.    The Fund intends to pay a semi-annual distribution of at least approximately 5% of the initial public offering price of the Fund’s shares (for a total of at least 10% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or after March 31, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 10% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund our of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages 32 and 33, respectively, of this Prospectus.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History.    The Fund is a newly formed entity that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of the offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page 14 of this Prospectus.

Other Risks

Counterparties.    If the Fund enters into certain derivative transactions or other investments in which the Fund is owed any amounts by the counterparty that are not prepaid, the Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations, in which case the Fund may obtain only a limited recovery or may obtain no recovery. The Fund will attempt to minimize such risk by entering into transactions with counterparties that are rated A2 or better by Moody’s Investors Service Inc. or A or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Advisers to be of comparable credit quality. A description of ratings criteria is set out in Appendix A.

Liquidity/Listing of Fund’s Shares.    Although the Fund has obtained authorization to list its shares, subject to notice of issuance, on the NYSE, there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap agreements, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments written by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the-counter option’s agreements. The “cover” for an over-the-counter derivative instrument written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Advisers monitor the liquidity of restricted securities in the Fund’s portfolio and report periodically on such decisions to the Board.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Advisers deem it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Advisers deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Advisers. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisers will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Advisers to be in the Fund’s interest.

Borrowing Risk.    The Fund may borrow money from banks or through reverse repurchase agreements for certain temporary or emergency non-investment purposes, but not in excess of 33 1/3% of the Fund’s total assets. The costs associated with such borrowings may reduce the Fund’s returns.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Advisers to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short-Term Investments.    The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objective.

Segregated Accounts.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including the purchase of securities on when-issued or delayed delivery basis, forward contracts or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities” on page 45 of this Prospectus.

The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page 45 of this Prospectus and the Fund’s charter and Bylaws.

*        *        *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this Prospectus at this time.

LISTING OF SHARES

The Fund has obtained authorization to list its shares, subject to notice of issuance, on the NYSE under the ticker symbol “BEP” and will be required to meet the NYSE’s continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such stockholder approval, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this Prospectus.

7.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

8.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

10.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” on page 40 of this Prospectus.

DIRECTORS AND OFFICERS

The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held three meetings.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has held one meeting.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (collectively, “IQ Advisors-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Alan R. Batkin (60)	Director & Chairman of the Board	Since December 2004	Vice-Chairman, Kissinger Associates, Inc., a consulting firm, (1990 to present).	4	Hasbro, Inc.; Overseas Shipholding Group, Inc.; Cantel Medical Corp.; and Diamond Offshore Drilling, Inc.

Paul Glasserman (42)	Director & Chairman of Audit Committee	Since December 2004	Professor, Columbia University Business School, (1991 to present); Senior Vice Dean since July 2004.	4	None

Steven W. Kohlhagen (57)	Director	Since January 2005	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992-2002).	4	None

William J. Rainer (58)	Director & Chairman of Nominating and Corporate Governance Committee	Since December 2004	Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman U.S. Commodity Futures Trading Commission (1999-2001).	4	None

(1)	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(2)	Each of the non-interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Director serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in IQ Advisors-Affiliate Advised Funds and public directorships held.

Biographical Information of the Interested Director(1) of the Fund

Name, Address(2) and Age of Director	Position(s) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Andrew J. Donohue (54)	Director and Chief Legal Officer	Since January 2005	IQ Investment Advisors LLC, Chief Legal Officer since 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel OppenheimerFunds, Inc.	5	None

(1)	Mr. Donohue is an interested Director because of his position as an employee of the Adviser and its affiliates.
(2)	The address of the Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(3)	The Director serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (39)	President	Since December 2004	IQ Investment Advisors LLC, President since April 2004; MLPFS, First Vice President, Head of Global Private Client Market Investments and Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001-2003); MLPFS, Director, Head of Structured Products Origination (1997-2001).

Christopher Yeagley (29)	Vice President	Since December 2004	IQ Investment Advisors LLC, Vice President since December 2004; MLPFS, Director (2005) and Vice President (2003-2004), Global Private Client Fund Origination; MLPFS, Vice President, Equity and Alternative-Linked Origination (2001-2003); MLPFS, Assistant Vice President, Structured Product Sales (1999-2001); and MLPFS, Analyst, U.S. Private Client Advisory Division (1997-1999).

Donald C. Burke (43)	Vice President, Treasurer and Secretary	Since December 2004	IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.

Andrew J. Donohue (54)	Chief Legal Officer	Since January 2005	IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global General Counsel FAM and MLIM, since March 2003; prior to 2003, General Counsel OppenheimerFunds, Inc.

Jeffrey Hiller (53)	Chief Compliance Officer	Since December 2004	IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the SEC’s Division of Enforcement in Washington, DC from 1990 to 1995.

Jay M. Fife (35)	Vice President	Since 2005	MLIM, Director since 2000; MLPFS, Director (2000) and Vice President (1997-2000).

Colleen R. Rusch (37)	Vice President	Since 2005	MLIM, Director since January 2005; Vice President of MLIM (1998-2004).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2004 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Andrew J. Donohue	None	None

Non-Interested Directors:
Alan R. Batkin	None	None
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None

As of the date of this Prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this Prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund’s first full fiscal year and the aggregate compensation paid to them from all the registered IQ Advisors-Affiliate Advised Funds for the calendar year ended December 31, 2004.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director(3)
Alan R. Batkin(4)	$17,250	None	$30,417
Paul Glasserman	$15,000	None	$30,417
Steven W. Kohlhagen	$15,000	None	$—
William J. Rainer	$15,000	None	$30,417

(1)	The Fund is newly formed, and the amounts listed are estimated for the Fund’s fiscal year ending December 31, 2005.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.
(3)	Each non-interested Director currently serves as a director for four funds (including the Fund) in the IQ Investment Advisors fund complex. Mr. Donohue currently serves as a director of a fund advised by an affiliate of the Adviser in addition to serving as a director of four funds (including the Fund) in the IQ Investment Advisors fund complex.
(4)	Chairman of Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a recently formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has a limited operating history and as of February 22, 2005 had approximately $279 million worth of assets under management. However, affiliates of the Adviser, including MLIM, as of December 2004 had a total of approximately $496 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of .90% of an aggregate of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

In connection with the Board of Directors’ consideration of the Management Agreement, the Board considered the services to be rendered by the Adviser and Subadviser, respectively. The Board also considered the compensation to be paid to the Adviser and the services to be provided to the Fund under the Management Agreement, and the personnel who will provide these services. In considering the services to be provided by the Adviser, the Board noted the extensive administrative, oversight and compliance infrastructure currently in place for the Adviser and its affiliates. In addition to the investment advisory services to be provided to the Fund, the Adviser and its affiliates will provide administrative and other services, including oversight of Fund accounting, assistance in meeting legal and regulatory requirements and certain other services necessary for the operation of the Fund. The Board of Directors noted that the Adviser and its affiliates provide compliance and administrative services to numerous other funds advised by the Adviser’s affiliates, as well as to a number of third party fund groups. The Board also noted the supervisory activities of the Adviser in connection with monitoring compliance by the Subadviser with the Fund’s investment policies and restrictions. In view of these facts, the Board concluded that the Adviser’s existing administrative and compliance infrastructure and the services proposed to be provided by the Adviser were of a high quality that would benefit the Fund.

In considering the compensation to be paid to the Adviser, the Board of Directors placed significant emphasis on the Fund’s fee rate for advisory and administrative services and expense ratios projected for the fist year of operations as compared to those of other closed-end non-leveraged core funds, growth funds and value funds, as provided by Lipper Inc. (which is not affiliated with the Adviser). In particular, the Board noted that at the estimated asset level, the Fund would have a contractual advisory fee rate at the median of the peer group and that the Fund is expected to have an expense ratio also at the median. The Board also took into account the contractual fee rate on the other closed-end funds advised by the Adviser, and noted that the Adviser currently advises only clients that are registered investment companies. The Fund’s Board of Directors also considered potential benefits to the Adviser and its affiliates from acting as investment adviser to the Fund and concluded that these potential benefits, which were not quantifiable, appeared typical of the types of benefits potentially inuring to an adviser affiliated with a large financial services firm offering innovative investment products. As a result of its consideration, the Board concluded that the fee rate payable to the Adviser was consistent with the rates being charged to other funds by the Adviser.

In reviewing the Management Agreement, the Board of Directors also considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund’s investment program. The Board of Directors noted that in connection with the Fund’s strategies, the Adviser has designed the structure of the Fund and proposed the Subadviser to implement the strategies. The Board discussed the experience, resources and strengths of the Adviser and its affiliates in managing investment companies and in designing innovative investment products and strategies. The Board concluded that the experience and resources of the Adviser and its affiliates were well suited to implementing the Fund’s investment strategy.

The Board of Directors also considered the entrepreneurial risk undertaken by the Adviser in creating the Fund. Specifically, the Board took into account the recent formation of the Adviser and the investment being made by the Adviser in new types of fund offerings, including the Fund. The Board reviewed and considered the anticipated costs to the Adviser and its affiliates in managing the Fund and its anticipated profitability, taking into account the Adviser’s financial obligations to the Subadviser with respect to the Fund. The Board concluded that the Adviser’s anticipated profitability was consistent with the risks assumed by, and the anticipated costs to, the Adviser.

The Board of Directors also considered whether the Fund would be able to participate in any economies of scale that the Adviser may experience in the event that the Fund attracts a large amount of assets. On this point, the Directors noted the uncertainty of the estimated asset levels, discussed the renewal requirements for advisory agreements, and determined that they would revisit this issue, no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

In addition to Lipper Inc. materials, the Board reviewed materials supplied by counsel and the Adviser in fulfilling its duties under the Investment Company Act. Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including all of the non-interested Directors, concluded that the Management Fee rate was reasonable in relation to the services to be rendered and approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

The Subadviser

The Adviser has entered into a Subadvisory Agreement with the Subadviser (together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited liability company organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser provides equity-related advisory services to mutual funds and institutional accounts, and the Subadviser and its affiliates had approximately $3.1 billion in investment company and other portfolio assets under management as of February 15, 2005. The Subadviser is located at 1345 Avenue of the Americas, New York, NY 10105.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of .40% of an aggregate of the Fund’s average daily net assets plus any borrowings. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

In connection with the Board of Directors’ consideration of the Subadvisory Agreement, the Board considered the services to be rendered by the Adviser and the Subadviser, respectively, and the allocation of the Management Fee between the Adviser and Subadviser in relation to these services. The Board also considered information about the fee to be paid to the Subadviser by a fund that was in formation, that had an investment strategy similar to that of the Fund, and for which the Subadviser proposed to implement an index options strategy as a principal part of that fund’s overall investment strategy. The Board considered that the fee to be paid to the Subadviser under the Subadvisory Agreement was lower than the aggregate subadvisory fees to be paid in connection with the other fund. The Lipper information provided to the Board reflected advisory fees paid by comparable funds and did not contain details about the subadvisory fees being paid by these funds, if any, as the Board believed that the relevant considerations were the aggregate fees to be paid by the Fund for advisory services and the fee specifically to be paid to the Subadviser. The Board concluded that the subadvisory fee was reasonable for the services being rendered.

In reviewing the Subadvisory Agreement, the Board of Directors focused on the experience of the Subadviser in managing registered funds and other accounts, including the extent to which the Subadviser has employed option indexing and covered call strategies similar to the strategy to be employed by the Subadviser for the Fund. The Board interviewed the proposed portfolio manager for the Fund and considered his background and investment experience with complex options strategies. The Board considered that the portfolio manager had implemented index option strategies for proprietary and client accounts, including portions of the portfolios of registered funds, that had, in the aggregate, over $2 billion in assets. The Board did not consider the performance history of the Subadviser because the Subadviser did not have a performance record for a directly comparable fund or other account that would have provided a meaningful point of reference. The Board concluded that the Subadviser’s experience with options strategies should enable the Subadviser to implement effectively the Fund’s investment strategies.

The Board considered the reputation and investment experience of the Subadviser and its investment professionals. The Board discussed the experience, resources and strengths of the Subadviser in managing or sponsoring investment companies, noting that the Subadviser currently manages or sponsors open-end mutual funds. Based on these factors, the Board determined that the Subadviser’s experience in advising other mutual funds would contribute to the successful operation of the Fund.

The Board of Directors also considered the Subadviser’s compliance history and compliance procedures. The Board discussed the due diligence performed by officers of the Adviser regarding the Subadviser, including the Subadviser’s completion of a detailed questionnaire, submission to on-site visits by the officers of the Adviser and review of the Subadviser’s compliance procedures by such officers. In addition, the Board discussed with the Subadviser a settlement that it entered into with the SEC to address allegations that the Subadviser had been involved in facilitating the market timing of investment companies advised by an affiliate of the Subadviser. The Board discussed the remedial measures taken by the Subadviser to strengthen the implementation and oversight of its compliance policies and procedures. The Board also took into consideration the fact that the individuals who were allegedly involved in the market timing activities addressed in the settlement with the SEC were no longer employed by the Subadviser or its affiliates. The Board also considered the Subadviser’s procedures to address any potential conflicts of interest that might arise between the Fund and other investment vehicles or accounts advised by the Subadviser that follow investment strategies similar to that of the Fund. Based on these discussions and the materials presented, the Board was of the view that the Subadviser had articulated a commitment to maintaining a culture of compliance.

The Board of Directors reviewed and considered the anticipated costs to the Subadviser in managing the Fund. Because the Board viewed anticipated profitability as highly speculative given the early stage of the relationship, the Board did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged the Fund for the totality of services being provided.

The Board of Directors also considered whether the Fund would be able to participate in any economies of scale that the Subadviser may experience in the event that the Fund attracts a large amount of assets. On this point, the Directors noted the uncertainty of the estimated asset levels, discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue, no later than when they next review the subadvisory fee after the initial two-year term of the Subadvisory Agreement to the extent appropriate at that time. In that regard, the Board noted that the subadvisory fee rate was negotiated by the Adviser with the Subadviser at arm’s length, and that the Subadviser’s profitability might not be relevant to their future considerations. The Board reviewed materials supplied by counsel, the Adviser and Subadviser in fulfilling its duties under the Investment Company Act.

Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including all of the non-interested Directors, concluded that the subadvisory fee rate was reasonable in relation to the services to be rendered and approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Subadviser—Portfolio Manager

The following individual at the Subadviser has the primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Name	Since	Recent Professional Experience
Greg Tournant	2005	Prior to joining the Subadviser in 2001, Mr. Tournant was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial. Before that, Mr. Tournant spent three years as a strategy consultant for McKinsey & Co. and two years as a research analyst for Eagle Asset Management. Mr. Tournant has over eight years of investment management experience.

Other Accounts Managed.    As of December 31, 2004, Mr. Tournant is primarily responsible for the day-to-day portfolio management of the Fund and of the following accounts:

Type Of Account	Number of Accounts	Account Assets
Other registered investment companies	1	$718,434,363
Other pooled investment vehicles	0	$0
Other accounts	8	$128,096,432

These accounts do not pay an advisory fee that is based on the performance of an account.

Compensation.    Mr. Tournant’s compensation consists of the following elements:

Base salary.    Mr. Tournant is paid a base salary that is set on an annual basis at a level determined solely by the Subadviser. In setting the base salary for portfolio managers, the Subadviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities. The Subadviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus.    Mr. Tournant is also eligible to receive an annual bonus. The bonus forms the majority of Mr. Tournant’s annual cash compensation and is based on both the Subadviser’s revenues and assets under management, in addition to the performance of Mr. Tournant’s accounts relative to other portfolio managers with the same investment style. The Subadviser believes that this incentive aligns the interests of Mr. Tournant and the accounts the portfolios of which he manages.

Participation in group retirement plans.    Mr. Tournant is eligible to participate in a non-qualified deferred compensation plan, which affords participating employees of the Subadviser the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the non-qualified deferred compensation plan.

Material Conflicts of Interest.    The Subadviser believes that Mr. Tournant’s simultaneous management of the Fund and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. To address these conflicts, the Subadviser has adopted a Trade Allocation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. Under the Subadviser’s Trade Allocation Policy, pre-order indications received by the Subadviser’s trading desk involving the same investment style will be aggregated, as appropriate, consistent with the Subadviser’s obligation to seek best execution for its clients and to reduce brokerage commissions or other costs. While circumstances may require separate transactions, the Subadviser’s policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regard to purchases of portfolio investments.

Beneficial Ownership of Securities.    As of March 25, 2005, Mr. Tournant does not beneficially own any stock issued by the Fund.

Regulatory and Litigation Matters Involving the Subadviser

On September 13, 2004, the SEC announced that the Subadviser, and certain of its affiliates, had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (“open-end funds”) advised, sub-advised or distributed by the Subadviser and certain of its affiliates. In their settlement with the SEC, the Subadviser and such affiliates consented to the entry of an order by the SEC (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Subadviser and such affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Subadviser and such affiliates have been dismissed from the related complaint by the SEC filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.

In a related action, on June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement with the Subadviser and certain of its affiliates in connection with a complaint filed by the New Jersey Attorney General on February 17, 2004 (the “New Jersey Settlement”). In the settlement, the Subadviser and such affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that the Subadviser and such affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” of certain open-end funds advised, sub-advised or distributed by the Subadviser and certain of its affiliates.

On September 15, 2004, the SEC announced that the Subadviser and certain of its affiliates had agreed to settle an SEC enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised, sub-advised or distributed by the Subadviser and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on Fund portfolio transactions to pay for so-called “shelf-space” arrangements with certain broker-dealers. In their settlement with the SEC, the Subadviser and such affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with their settlement, the Subadviser and such affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, they agreed to pay a civil money penalty of $5 million and to pay a disgorgement of $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest).

Since February 2004, the Subadviser and/or certain of its affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated mutual funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings involving the Subadviser discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Subadviser believes that other similar lawsuits may be filed in federal or state courts naming the Subadviser and/or its affiliates and employees as defendants.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Subadviser and/or its affiliates, the Subadviser would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/subadviser for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), the Subadviser and certain of its affiliates (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Subadviser and certain of its affiliates is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, the Subadviser and its affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the Subadviser and its affiliates, compensatory damages and punitive damages. The Subadviser believes that the claims made in the lawsuit against the Subadviser and its affiliates are baseless, and the Subadviser and its affiliates intend to vigorously defend the lawsuit.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund and its stockholders. However, the Subadviser believes that these matters are not likely to have a material adverse effect on its ability to perform investment advisory services relating to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Adviser and the Subadviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix B to this Prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 of each year is available starting August 31 of that year without charge, upon request, by calling 1-877 449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

DISTRIBUTIONS

The Fund intends to pay a semi-annual distribution of at least approximately 5% of the initial public offering price of the Fund’s shares (for a total of at least 10% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or after March 31, 2005 the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 10% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund does not expect to rely on the use of leverage in generating proceeds for its semi-annual distributions. The Fund may also pay a special distribution at the end of each calendar year, if necessary, to comply with Federal tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “U.S. Federal Income Tax Considerations” on page 33 of this Prospectus.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1

thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions (e.g., to monthly or quarterly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Section 19(a) of the Investment Company Act and Rule 19a-1 require the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to stockholders, such distribution may impact the Fund’s ability to pay the interest on Fund borrowings, if any should be outstanding.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax matters is based on the advice of Shearman & Sterling LLP, counsel to the Fund.

This section describes certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Code.

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning or disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings at the end of each quarter of each taxable year, including the requirement that: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. See “Automatic Dividend Reinvestment Plan” on page 36 of this Prospectus.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions, as described below.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the stockholder’s basis in the shares and thus will generally not be taxable to the stockholder. As described under “Distributions” on page 32 of this Prospectus, the Fund intends to provide each of its stockholders with a semi-annual distribution of at least approximately 5% of the initial public offering price of the Fund’s shares (for a total of at least 10% of the initial public offering price for any given full calendar year), subject to the discretion of the Fund’s Board of Directors out of assets legally available for these distributions. Because the Fund expects to commence its investment operations on or after March 31, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 10% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. To the extent that the Fund’s distributions for any taxable year (including the semi-annual distributions) exceed the Fund’s current and accumulated earnings and profits, such excess generally will be treated as a return of capital for U.S. federal income tax purposes to the extent of the stockholder’s basis in the shares. If a distribution by the Fund is treated as a return of capital, such amount will reduce the stockholder’s adjusted tax basis in the shares and, correspondingly, increase the stockholder’s potential gain or reduce the stockholder’s potential loss from the sale of the shares. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash.

If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends.    Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”), in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

Although it is not entirely clear, it is expected that the Fund’s ownership of the Stocks and the Fund’s sale of the Written Options will constitute a “straddle” for U.S. federal income tax purposes. The Fund intends to elect to identify its ownership of the Stocks and its sale of the Written Options as positions in an “identified mixed straddle” under Section 1092(b)(2) of the Code and, thereby, net the capital gain or loss attributable to the offsetting positions. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the Section 1256 positions (i.e., the Written Options), or all short-term capital gain or loss if attributable to the non-Section 1256 positions (i.e., the Stocks). By virtue of the identified mixed straddle election, the Fund will be required to recognize gain or loss with respect to the Stocks as if such Stocks were sold for their fair market value on the last business day preceding each date on which the Fund sells the Written Options.

Under the Tax Act, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. Because of the Fund’s sale of the Written Options, however, the Fund will not satisfy the holding period requirements regardless of the period of its actual ownership of the Stocks. Accordingly, distributions in respect of dividends, if any, received by the Fund with respect to the Stocks generally will be taxable to the stockholders as ordinary income distributions and will not constitute qualified dividend income.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the

Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions” on page 32 of this Prospectus. Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is currently contemplated that the Fund will pay semi-annual income dividends. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations” on page 33 of this Prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser, MLPFS and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser and Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund, subject to approval by the Board of Directors, may retain an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund employs a buy and hold strategy for the investments that it purchases, and will normally write options each month that expire in the following month. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this Prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite its names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
KeyBanc Capital Markets, a division of McDonald Investments Inc.
RBC Capital Markets Corporation
SunTrust Capital Markets, Inc.
Wells Fargo Securities, LLC

Total

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this Prospectus and to dealers at that price less a concession not in excess of $         per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $         per share to other dealers. There is a sales load or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before                      , 2005.

The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Proceeds, before expenses, to the Fund	$19.10	$	$

The expenses of the offering, excluding sales load, are estimated at $             and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to              additional shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this Prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this Prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund has obtained authorization to list its shares on the NYSE under the symbol “BEP,” subject to official notice of issuance. In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that MLPFS and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than MLPFS may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions” on page 41 of this Prospectus. MLPFS is an affiliate of the Adviser.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Limited Existence of the Fund.    The charter of the Fund provides that the Fund will terminate on the later of March 31, 2010 or such other date on which the conditions set forth with respect to cessation of existence of a Maryland corporation under the Maryland General Corporation Law are satisfied. Generally, under the Maryland General Corporation Law, a corporation with a limited existence may not terminate until various state and local taxes, if any, are paid. The charter further provides that at such time as may be determined by the Board of Directors in its sole discretion, to facilitate the orderly liquidation of the Fund, the Board of Directors will cause the Fund to liquidate and sell its assets and to take all actions necessary or desirable to wind up its affairs. After payment, satisfaction and discharge of Fund’s existing debts and obligations, including the establishment of any necessary or desirable reserves for expenses of liquidation and contingent liabilities as determined by, or pursuant to the direction of, the Board of Directors, the Board of Directors will cause the Fund to distribute the remaining assets of the Fund to the stockholders in complete liquidation of their interests in the Fund.

In order to extend the existence of the Fund, the Board of Directors must determine that a charter amendment repealing or modifying the termination provisions is advisable and the stockholders must approve the proposed charter amendment by the affirmative vote of the stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. At this time, the Board of Directors has no intention to extend the life of the Fund.

Common Stock.    All shares of Common Stock offered by this Prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions.

They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.     The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date provided for in the charter or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The

Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Outstanding Securities.

The following table sets forth information with respect to the outstanding securities of the Fund as of March 24, 2005.

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding as of March 24, 2005
Common Stock	100,000,000 Shares	0	5,236 Shares

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at One Wall Street, New York, NY 10286. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 750 College Rd. East, Princeton, New Jersey 08540.

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, New York, counsel to the Fund, and Clifford Chance US LLP, New York, New York, counsel to the underwriters. Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP, Baltimore, Maryland, as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your financial adviser.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

S&P 500® Covered Call Fund Inc.:

We have audited the accompanying statement of assets and liabilities of S&P 500® Covered Call Fund Inc. as of March 15, 2005. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of S&P 500® Covered Call Fund Inc. as of March 15, 2005, in conformity with U.S. generally accepted accounting principles.

/S/ DELOITTE & TOUCHE LLP

Princeton, New Jersey

March 23, 2005

S&P 500® COVERED CALL FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

March 15, 2005

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	200,000

Total assets	300,008
LIABILITIES:
Liabilities and accrued expenses (Note 1)	200,000

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.001 per share; 100,000,000 shares authorized; 5,236 shares issued and outstanding (Note 1)	$5
Paid-in Capital in excess of par	100,003

Net Assets-Equivalent to $19.10 net asset value per share Based on 5,236 shares of capital stock outstanding (Note 1)	$100,008

Notes to Statement of Assets and Liabilities.

Note 1. Organization

S&P 500® Covered Call Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on October 28, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has not had any transactions other than those relating to organizational matters and the sale to Merrill Lynch Investment Managers, L.P. (“MLIM”) of an aggregate of 5,236 shares for $100,008 on March 15, 2005. MLIM and IQ Investment Advisors LLC (the “Adviser”) are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.

The Adviser, on behalf of the Fund, will incur all organizational costs estimated at $60,200. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceeds $.04 per share of common stock. As of March 15, 2005, based on an estimated asset size of 5,000,000 shares for $100,000,000, offering costs are estimated at approximately $450,900, of which the Adviser will pay approximately $250,900 and the Fund will pay approximately $200,000. Offering costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

The Fund has entered into a management agreement with the Adviser. The Adviser will receive a monthly fee from the Fund for investment advisory, management and administrative services to the Fund at an annual rate of 0.90% of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). The Adviser has also entered into a subadvisory agreement with PEA Capital LLC (the “Subadviser”). The Adviser compensates the Subadviser from the Management Fee for certain investment advisory responsibilities at an annual rate of 0.40% of the Fund’s average daily net assets plus any borrowings. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser and MLIM.

Note 3. Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4. Accounting Principles

The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from this statement.

APPENDIX A: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s® Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES*

Each Fund’s Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and record keeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and record keeping. ISS will also assist the Fund in fulfilling its reporting and record keeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Through and including                         , 2005 (the 25th day after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                     Shares

S&P 500® Covered Call Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

Robert W. Baird & Co.

Crowell, Weedon & Co.

Ferris, Baker Watts

Incorporated

KeyBanc Capital Markets

RBC Capital Markets

SunTrust Robinson Humphrey

Wells Fargo Securities

                         , 2005

BEP-PR-0205

PART C

OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(1)	Financial Statements: Statement of assets and liabilities, dated as of March 15, 2005.

(2)	Exhibits:

(2)(a)(1)	Articles of Incorporation.(1)

(2)(a)(2)	Articles of Amendment to Articles of Incorporation.*

(2)(b)	Bylaws.(1)

(2)(c)	Not Applicable.

(2)(d)	Form of Stock Certificate.*

(2)(e)	Form of Dividend Reinvestment Plan.*

(2)(f)	Not Applicable.

(2)(g)(1)	Form of Management Agreement.*

(2)(g)(2)	Form of Subadvisory Agreement.*

(2)(h)(1)	Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, PEA Capital LLC and the Underwriters.*

(2)(i)	Not Applicable.

(2)(j)	Form of Custodian Agreement.*

(2)(k)(1)	Form of NYSE Listing Agreement.*

(2)(k)(2)(a)	Power of Attorney.(2)

(2)(k)(2)(b)	Power of Attorney.(3)

(2)(k)(3)	Form of Stock Transfer Agency Agreement.*

(2)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.*

(2)(m)	Not Applicable.

(2)(n)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.*

(2)(o)	Not Applicable.

(2)(p)	Certificate of Sole Shareholder.*

(2)(q)	Not Applicable.

(2)(r)(1)	Code of Ethics of Fund.(4)

(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.(4)

(2)(r)(3)	Code of Ethics of PEA Capital LLC.*

*	Filed herewith.
(1)	Incorporated herein by reference to the identically numbered exhibit of the Fund’s initial Registration Statement on Form N-2 (File Nos. 333-120400 and 811-21672) filed on November 12, 2004.
(2)	Incorporated herein by reference to pre-effective amendment no. 1 to the Fund’s Registration Statement on Form N-2 filed on February 2, 2005.
(3)	Incorporated herein by reference to pre-effective amendment no. 2 to the Fund’s Registration Statement on Form N-2 filed on February 25, 2005.
(4)	Incorporated herein by reference to the identically numbered exhibit of the Registration Statement of S&P 500® GEAREDSM Fund Inc. on Form N-2 (File Nos. 333-118070 and 811-21611) filed on October 26, 2004.

Item 25.     Marketing Arrangements

Please refer to Items 24(2)(h)(1).

Item 26.     Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$44,671
New York Stock Exchange listing fee	$30,000
Legal fees and expenses	$250,000
Printing (other than stock certificates)	$116,359
Stock certificates	$8,875
NASD fees	$30,500
Underwriters’ expense reimbursement	$126,063
Miscellaneous	$3,532

Total	$610,000

Item 27.     Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or PEA Capital LLC, the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a limited liability company that was formed under the laws of the State of Delaware. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60575).

Item 28.     Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	1 (The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 29.     Indemnification

Indemnification of Officers and Directors. Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification. Please refer to Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, PEA Capital LLC and the Underwriters. In Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, PEA Capital LLC and the Underwriters, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify Merrill Lynch, Pierce, Fenner & Smith Incorporated and each person, if any, who controls Merrill Lynch, Pierce, Fenner & Smith Incorporated within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.     Business and Other Connections of the Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

Name	Position with Adviser	Other Affiliations
Mitchell M. Cox	President	MLPFS, First Vice President, Head of Global Private Client Market Investments and Origination; MLPFS, First Vice President, Head of Structured Products Origination and Sales.

Christopher Yeagley	Vice President	MLPFS, Director and Vice President, Global Private Client Fund Origination; MLPFS, Vice President, Equity and Alternative-Linked Origination.

Donald C. Burke	Treasurer	MLIM, First Vice President; MLIM & FAM, Director.

Jeffrey Hiller	Chief Compliance Officer	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer at MLIM (Americas); Global Director of Compliance at Morgan Stanley Investment Management.

Andrew J. Donohue	Chief Legal Officer	MLIM & FAM, Global General Counsel.

Michael Clark	Vice President	MLIM, Director of Product Development, Director of Fund Board Relations.

Satyanarayan Chada	Vice President

A description of any other business, profession, vocation, or employment of a substantial nature in which the Subadviser, and each managing director, executive officer or partner of the Subadviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee is set out below:

Name	Position with Subadviser	Other Affiliations
Bruce Koepfgen	Chief Executive Officer	Chief Executive Officer, Oppenheimer Capital LLC.

Taegan D. Goddard	Managing Director and Chief Operating Officer

John C. Maney	Chief Financial Officer	Executive Vice President and Financial Officer Allianz Global Investors of America L.P., Chief Financial Officer, Allianz Global Investors U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PA Managed Accounts LLC, PA CD Distributors LLC, PEA Capital LLC, PA Advertising Agency Inc., PA Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc.

Name	Position with Subadviser	Other Affiliations
Francis C. Poli	Executive Vice President, Chief Legal Officer and Assistant Secretary	Chief Legal and Compliance Officer, Allianz Global Investors of America L.P., Allianz Global Investors U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, PA Retail Holdings LLC, PA Managed Accounts LLC, PA CD Distributors LLC, PEA Capital Advisors LLC.

Anne-Marie Pitale	Vice President, Director of Compliance

Vinh T. Nguyen	Vice President and Controller	Senior Vice President and Controller, Allianz Global Investors of America L.P., Allianz Global Investors U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PA Managed Accounts LLC, PA CD Distributors LLC, PEA Capital LLC, PEA Partners LLC, PA Advertising Agency Inc., PA Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc.

Stewart A. Smith	Vice President and Secretary	Secretary, PA Fund Management LLC, Allianz Global Investors of America L.P., Allianz Global Investors U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., PA Retail Holdings LLC, PA Managed Accounts LLC, PA CD Distributors LLC and PEA Capital LLC, Assistant Secretary, Oppenheimer Capital LLC, OpCap Advisors and OCC Distributors LLC.

Dennis P. McKechnie	Managing Director

Jeffrey D. Parker	Managing Director

John E. Cashwell, Jr.	Senior Vice President

James P. Leavy	Senior Vice President

Item 31.     Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules and regulations thereunder are maintained at the offices of the Registrant at 4 World Financial Center, 5th Floor, New York, NY 10080; the Adviser at 800 Scudders Mill Road, Plainsboro, New Jersey 08536; the Subadviser at 1345 Avenue of the Americas, New York, New York; the Custodian at Two Heritage Drive, North Quincy, Massachusetts 02171; or the Transfer Agent at 1 Wall Street, New York, New York 10286.

Item 32.     Management Services

Not Applicable.

Item 33.     Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its Prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the Prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of Prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized person, in the City of New York, and the State of New York, on the 24th day of March, 2005.

S&P 500® Covered Call Fund Inc.

By:	/s/ Mitchell M. Cox
Name:	Mitchell M. Cox
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mitchell M. Cox	President (Principal Executive Officer)	March 24, 2005
(Mitchell M. Cox)

/s/ Donald C. Burke*	Treasurer (Principal Financial and Accounting Officer)	March 24, 2005
(Donald C. Burke)

/s/ Andrew J. Donohue*	Director	March 24, 2005
(Andrew J. Donohue)

/s/ Alan Batkin*	Director	March 24, 2005
(Alan Batkin)

/s/ Paul Glasserman*	Director	March 24, 2005
(Paul Glasserman)

/s/ William Rainer*	Director	March 24, 2005
(William Rainer)

/s/ Steven W. Kohlhagen*	Director	March 24, 2005
(Steven W. Kohlhagen)

*	This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ Mitchell M. Cox	Attorney-in-Fact	March 24, 2005
(Mitchell M. Cox)

EXHIBIT INDEX

(2)(a)(2)	Articles of Amendment to Articles of Incorporation.

(2)(d)	Form of Stock Certificate.

(2)(e)	Form of Dividend Reinvestment Plan.

(2)(g)(1)	Form of Management Agreement.

(2)(g)(2)	Form of Subadvisory Agreement.

(2)(h)(1)	Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, PEA Capital LLC and the Underwriters.

(2)(j)	Form of Custodian Agreement.

(2)(k)(1)	Form of NYSE Listing Agreement.

(2)(k)(3)	Form of Stock Transfer Agency Agreement.

(2)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.

(2)(n)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.

(2)(p)	Certificate of Sole Shareholder.

(2)(r)(3)	Code of Ethics of PEA Capital LLC.